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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) May 28, 1999
                                                ------------

                 AK STEEL HOLDING CORPORATION
------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
------------------------------------------------------------------
 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith is a copy of a Press Release, dated
May 28, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that the Company's stainless continuous annealing and pickling line at the new Rockport Works has begun operations a month ahead of schedule. The unit, which is designed primarily to process 300 Series (chrome-nickel austenitic) stainless steels, delivered its first coil May 21.


Item 7.   Exhibit.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated May 28, 1999




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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    AK STEEL HOLDING CORPORATION



                    /s/ Brenda S. Harmon
                        --------------------------------------
                        Secretary


Dated:  May 28, 1999


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                             Page
----------  -----------                             ----

    1       Press Release, dated May 28, 1999        5


                                4